EXHIBIT 10.3





                            AMERICAN TONERSERV CORP.

                         _____________________________

                        WARRANT TO PURCHASE COMMON STOCK
                         ______________________________






THIS WARRANT AND THE SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND SUCH LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

     The Notes may be converted, at the option of the holder, into shares of our Common Stock upon the sale and issuance of Common Stock by the Company in a PIPE ("Private Investment in a Public Entity") offering resulting in gross proceeds of not less than $5,000,000 (a "Qualified Offering"). The conversion term expires six months after the Company raises a minimum of $5.0 million. The price at which this Note is converted into Common Stock (the "Conversion Price") shall be the average price at which the first $1.0 million of Common Stock is sold in a Qualified Offering.

           WARRANT TO PURCHASE COMMON STOCK OF AMERICAN TONERSERV CORP.

     This certifies that, for good and valuable consideration, American TonerServ Corp. Inc. a Delaware corporation (the "Company"), grants to ______________ (the "Warrantholder"), the right to subscribe for and purchase shares of the Company's Common Stock ("Common Stock") in an aggregate amount equal to forty percent (40%) of the number of shares of Common Stock into which the 10% Convertible Promissory Note (the "Note") held by Warrantholder and issued together with this Warrant becomes convertible (whether or not the Holder elects to convert the Note into Common Stock). The exercise price for acquisition of the Common Stock under this Warrant (the "Exercise Price") shall be equal to the average price at which the first $1.0 million of Common Stock is sold in a $5 Million Qualified Offering. A "$5 Million Qualified Offering" is defined a the sale and issuance of Common Stock by the Company in a PIPE ("Private Investment in a Public Entity") offering resulting in gross proceeds of not less than $5,000,000. If the PIPE offering is sold as units consisting of shares of Common Stock and warrants to purchase Common Stock, the unit purchase price shall be allocated to the shares of common stock and warrants as described in the offering documents for the PIPE offering, or as determined by the Board of Directors if the allocation of the unit price is not described in the offering documents.

     The Warrants become exercisable A Warrant will only be exercisable in whole, and may not be exercised in part.

     The number of shares that may be purchased pursuant to the Warrant shall be adjusted upon the occurrence of any stock dividends, reverse stock splits or reorganizations of ATS. No fractional shares will be issued upon exercise of the Warrants.

     After issuance of the Common Stock by the Company in a $5 Million Public Offering, this Warrant will be exercisable for a period of twelve months after the date of closing (the "Exercise Period").

     The holder of this Warrant is subject to certain restrictions set forth in the Subscription Agreement pursuant to which the Warrant and Note were issued (the "Subscription Agreement"), and shall be entitled to certain rights and privileges set forth in the Subscription Agreement. This Warrant is one of the Warrants referred to as the "Warrants" in the Subscription Agreement.
                                       1

     1.   Exercise of Warrant.

     This Warrant may be exercised in whole, but not in part, by the Warrantholder by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form, during normal business hours on the first Monday of any month during the Exercise Period and (ii) the delivery of payment to the Company, by (A) cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check in lawful money of the United States of America, or (B) by cancellation by the Warrantholder of indebtedness of the Company to the Warrantholder, or
(C) by a combination of (A) and (B), of the Exercise Price for the number of shares of Common Stock to which the Warrantholder is entitled upon exercise of this Warrant. The Company agrees that such Common Stock shall be deemed to be issued to the Warrantholder as the record holder of such Common Stock as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Common Stock as aforesaid.

     2.   Transfer of Warrant.

          2.1 Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Warrantholder or Warrantholders. Any Warrantholder may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Warrantholder may be delivered or given by mail to such Warrantholder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Warrantholder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          2.2 Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without the prior written consent of the Company.

     3.   Compliance with Securities Laws.

          3.1 The Warrantholder, by acceptance hereof, acknowledges that this Warrant and any Common Stock issued upon exercise hereof (the "Securities") are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of any Securities except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Stock so purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          3.2 This Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:


                                       2

          "THIS WARRANT AND THE SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND SUCH LAWS OR
     PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND
     SUCH LAWS."

     4. Reservation of Stock. The Company covenants and agrees that all shares of Common Stock which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully-paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. Exchange, Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used herein shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

     6. Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

     7.   Certain Adjustments.

          7.1 The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

               (a) Stock Dividends. If at any time subsequent to the time at which the number of shares and Exercise Price are determined, but prior to the exercise of this Warrant (i) the Company shall fix a record date for the issuance of any dividend payable in Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

                                       3

               (b) Combination of Stock. If at any time subsequent to the to the time at which the number of shares and Exercise Price are determined , but prior to the exercise of this Warrant, the number of shares of Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

               (c) Reorganization, etc. If at any time subsequent to the to the time at which the number of shares and Exercise Price are determined, but prior to the exercise of this Warrant, any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person (collectively, a "Reorganization"), shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such Reorganization by a holder of the number of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such Reorganization subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7.

               (d) Fractional Stock. No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. The portion of any exercise price received that represents a fraction of a share will be returned to the Warrantholder.

               (e)  Carryover.  Notwithstanding any other provision of this
Section 7, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 5% of the number of shares of Common Stock to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 5% or more of the number of shares of Common Stock to be so delivered.

               (f) Exercise Price Adjustment. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted as herein provided (except as to an adjustment resulting from prepayment of the Note), the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Common Stock purchasable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Common Stock purchasable immediately thereafter.

                                       4

               (g) No Duplicate Adjustments. Notwithstanding anything else to the contrary contained herein, in no event will an adjustment be made under the provisions of this Section 7 to the number of shares of Common Stock issuable upon exercise of this Warrant or the Exercise Price for any event if an adjustment having substantially the same effect to the Warrantholder as any adjustment that otherwise would be made under the provisions of this Section 7 is made by the Company for any such event to the number of shares of Common Stock issuable upon exercise of this Warrant.

               (i)  No Adjustment for Distributions.  Except as provided in
Section 7, no adjustment in respect of any distributions shall be made during the term of the Warrant or upon the exercise of this Warrant.

               (j) Notice of Adjustment. Whenever the number of shares of Common Stock issuable upon exercise of this Warrant, or the Exercise Price of such Common Stock is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of shares of Common Stock and the Exercise Price of such Common Stock after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

     8. No Stockholder Rights. Prior to exercise of this Warrant, the Warrantholder shall not be entitled to any rights of a stockholder with respect to the Common Stock, including (without limitation) the right to vote such Common Stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of meetings or unit holders, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 8 shall limit the right of the Warrantholder to be provided the Notices required under this Warrant.

     9.   Miscellaneous.

          9.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant.

          9.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, personal representatives, successors and assigns. Nothing in this Warrant, express or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, personal representatives, successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

          9.3 Amendments and Waivers. This Warrant may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Warrantholder.




                                       5
          9.4 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.


          9.5 Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

          9.6 Notices. Any notice or other communication between the parties hereto shall be in writing and shall be delivered personally, by United States mail or by telecopier and shall be deemed delivered upon receipt if sent by personal delivery, upon transmission accompanied by confirmation of transmission if sent by telecopier, and three (3) business days after deposit if sent by United States mail. Such notices or communications shall be sent to the following addresses: (a) if to the Company, at 475 Aviation Blvd, Suite 100, Santa Rosa, CA 95403, attn: CEO or at such other address or addresses as may have been furnished in writing by the Company to the Holder, (b) if to the Warrantholder, at the address set forth on his or her signature page to the Subscription Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

          9.7 Construction; Severability. This Warrant shall be construed and enforced in accordance with the internal laws of the State of California. If any provision of this Warrant is determined by any court of competent jurisdiction or arbitrator to be invalid, illegal, or unenforceable to any extent, that provision shall, if possible, be construed as though more narrowly drawn, if a narrower construction would avoid such invalidity, illegality, or unenforceability or, if that is not possible, such provision shall, to the extent of such invalidity, illegality, or unenforceability, be severed, and the remaining provisions of this Warrant shall remain in effect.

          9.8 Dispute Resolution. In the event that any dispute between the parties regarding the terms of this Warrant is not resolved by informal negotiation between the parties, the matter shall be referred to the nearest office of J.A.M.S./ENDISPUTE for mediation, that is, an informal, non-binding conference or conferences between the parties in which a neutral panelist will seek to guide the parties to a resolution of the matter. Each party agrees to pay its own costs in connection with the mediation and its proportionate share of the fees and costs of J.A.M.S./ENDISPUTE in connection with the mediation. Each party agrees to spend a minimum of at least six (6) hours in attempting to mediate the dispute (unless it is resolved in less than six (6) hours). If the dispute is not resolved in such time, the parties may elect to continue mediation or either party may commence litigation or binding arbitration.

          9.9 Attorney Fees. In the event that any dispute among any parties hereto should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys' fees and expenses, all of

                                       6

which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate allowed by law. The prevailing party shall mean the party who is determined in the proceeding to have prevailed or who prevails by dismissal, default or otherwise and not necessarily the party in whose favor a judgment or other decision is rendered.

          9.10 No Waiver. No failure or delay on the part of any party hereto in exercising any right or remedy hereunder shall operate as a waiver thereof, unless such right or remedy is specifically waived in writing. No such waiver shall be deemed to be a waiver of any other provision hereof or of any subsequent breach of the same of other provision.

          9.11 Market Standoff. By accepting this Warrant, the Warrantholder agrees not to exercise this Warrant or sell any Common Stock acquired upon exercise of this Warrant at a time when applicable laws, regulations or Company trading policies prohibit exercise or sale, including, without limitation, during any periods (typically during the period preceding the announcement of quarterly earnings or other material events) in which the Company closes the "trading window" for sales thereby prohibiting sales during such periods by Company officers, directors and others.

     In addition, if requested by the Company and an underwriter of the Common Stock (or other securities) of the Company, the Warrantholder shall not pledge, sell, offer to sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any Common Stock of the Company, or any options or warrants to purchase any of the Common Stock of the Company or any securities convertible into or exchangeable for Common Stock of the Company, whether now owned or hereafter acquired, during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the "Securities Act"), otherwise than (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, or (ii) a transfer to any trust for the direct or indirect benefit of the Warrantholder or his or her immediate family provided that the trustee of the trust agrees to be bound by the restrictions set forth herein.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  _______, 2006

                                    THE COMPANY:

                                    American TonerServ Corp.


                                    By: _____________________________



                                       7


                                  EXHIBIT A


THIS WARRANT AND THE SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

                                EXERCISE FORM

     (To be executed upon exercise of this Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase all of the holder's Common Stock ("Common Stock") issuable upon exercise of this Warrant, and herewith tenders a check in the amount ________________ in full payment of the Exercise Price therefor.

     In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:  _____________, ______.


                                      _______________________________________
                                      (Signature must conform in all respects
                                       to name of Holder as specified on the
                                       face of the Note)


                                      _______________________________________

                                      _______________________________________
                                                    (Address)

                                      _______________________________________
                                         (Tax ID or Social Security Number)


                                  EXHIBIT B

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                    Address                Number of Shares
----------------             ----------------------        ----------------







and does hereby irrevocably constitute and appoint __________________ Attorney to make such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the Common Stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale.

     Dated:  __________, _____.

                                       _____________________________________
                                       (Signature)

                           Print name: _____________________________________